April 19, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2002
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	              File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c).	Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            April 15, 2002 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 April 15, 2002 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            April 15, 2002 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 April 15, 2002 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:      	April 19, 2002

By: 		/s/ Richard C. Goldman
Title:      	Vice President




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               10-Apr-02
Determination Date:            12-Apr-02
Monthly Payment Date:          15-Apr-02
Collection Period Ending:      31-Mar-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               15,573,511.15
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    280,683.59
    Current Monthly Interest Shortfall/Excess                                                                         175,384.47
    Recoup of Collection Expenses                                                                                      -7,775.73
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   16,021,803.48

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    3,249,200.09
    Amount of Interest Payments Received During the Collection Period                                               3,073,815.62
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          175,384.47

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             8,617,996.47
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               8,875,095.03
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                12,456.95
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -269,555.51
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            8,875,095.03
    Total Ending Reserve Balance                                                                                    8,617,996.47

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      3,073,815.62
    Scheduled Principal Payments Received                                                                           3,441,940.88
    Principal Prepayments Received                                                                                  9,057,754.65
    Total Interest and Principal Payments Received                                                                 15,573,511.15

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   302,768.37
    minus  Reasonable Expenses                                                                                         22,084.78
    Net Liquidation Proceeds                                                                                          280,683.59
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     280,683.59

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   15,854,194.74
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  443,754,751.55
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      184,897.81

                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  443,754,751.55
    Pool Balance as of the Current Accounting Date                                                                430,899,823.46
    Age of Pool in Months                                                                                                     37

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        439,317,204.03
    Aggregate Note Balance as of Current Accounting Date                                                          426,590,825.23

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             104               4,000,664.03         0.928%
    60-89 Days Delinquent             24                1,439,540.78         0.334%
    90-119 Days Delinquent            29                1,288,701.49         0.299%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           16                 355,232.56          0.082%
    Cumulative Defaults               715              26,458,159.42         6.140%
    Current Month Realized Losses                                                                                     319,959.77
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.032%
    Preceding Realized Losses                                                                                         713,236.97
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.071%
    Second Preceding Realized Losses                                                                                  583,949.58
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.058%
    Cumulative Realized Losses                                                                                     23,690,771.21
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.369%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.43089836
                                                                                                                      0.42659083

a)                                                                                                                    184,897.81
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         828,448.79
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                             170,229,204.03         12,726,378.80    157,502,825.23
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    128,549.29
                                                                                                                      783,009.07
VIIIPOOL STATISTICS
                                                                                                                           8.83%
                                                                                                                             134

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       15,110,245.12
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                15,111,286.79

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              911,558.36



EX-2

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               10-Apr-02
Determination Date:            12-Apr-02
Monthly Payment Date:          15-Apr-02
Collection Period Ending:      31-Mar-02

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                               10,693,095.81
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    335,029.61
    Current Monthly Interest Shortfall/Excess                                                                          96,672.01
    Recoup of Collection Expenses                                                                                      -9,493.64
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   11,115,303.79

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,792,358.03
    Amount of Interest Payments Received During the Collection Period                                               1,695,686.02
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           96,672.01

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              10,814,578.93
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)               145,452.91
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                14,990.96
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          10,814,578.93
    Total Ending Reserve Balance                                                                                   10,975,022.80


IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,695,686.02
    Scheduled Principal Payments Received                                                                           1,782,557.09
    Principal Prepayments Received                                                                                  7,214,852.70
    Total Interest and Principal Payments Received                                                                 10,693,095.81

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   387,540.52
    minus  Reasonable Expenses                                                                                         52,510.91
    Net Liquidation Proceeds                                                                                          335,029.61
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     335,029.61

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   11,028,125.42
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  262,057,426.24
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      109,190.59

                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  262,057,426.24
    Pool Balance as of the Current Accounting Date                                                                252,527,672.80
    Age of Pool in Months                                                                                                     35

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        256,816,277.72
    Aggregate Note Balance as of Current Accounting Date                                                          247,477,119.34


b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             55                1,625,295.21         0.644%
    60-89 Days Delinquent             12                 386,625.54          0.153%
    90-119 Days Delinquent            10                1,068,506.71         0.423%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            8                 532,343.65          0.211%
    Cumulative Defaults               247              11,352,914.01         4.496%

    Current Month Realized Losses                                                                                     514,406.11
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.094%
    Preceding Realized Losses                                                                                         648,416.40
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.118%
    Second Preceding Realized Losses                                                                                  274,515.26
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.050%
    Cumulative Realized Losses                                                                                     10,441,930.14
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.899%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.45914113
                                                                                                                      0.44995840

a)                                                                                                                    221,483.48
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         421,653.10
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              81,610,277.72          9,339,158.38     72,271,119.34
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    190,595.06
                                                                                                                      -45,142.15
VIIIPOOL STATISTICS
                                                                                                                           8.27%
                                                                                                                             157

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       11,115,303.79
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                11,116,345.46

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00



EX-3

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               10-Apr-02
Determination Date:            12-Apr-02
Monthly Payment Date:          15-Apr-02
Collection Period Ending:      31-Mar-02

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                                7,350,388.13
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    197,551.82
    Current Monthly Interest Shortfall/Excess                                                                          68,613.94
    Recoup of Collection Expenses                                                                                      -1,446.94
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    7,857,614.81

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,515,795.67
    Amount of Interest Payments Received During the Collection Period                                               1,447,181.73
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           68,613.94

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             4,036,265.55
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               4,171,403.84
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                 242,507.86
    Reserve Account Investment Earnings                                                                                 5,787.39
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           4,171,403.84
    Total Ending Reserve Balance                                                                                    3,934,683.37


IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,447,181.73
    Scheduled Principal Payments Received                                                                           1,406,990.79
    Principal Prepayments Received                                                                                  4,496,215.61
    Total Interest and Principal Payments Received                                                                  7,350,388.13

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   214,331.12
    minus  Reasonable Expenses                                                                                         16,779.30
    Net Liquidation Proceeds                                                                                          197,551.82
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     197,551.82

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    7,547,939.95
V.  CALCULATION OF SERVICING AND TRUSTEE FEES
                                                                                                                  208,570,191.81
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       86,904.25
                                                                                                                          708.33
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  208,570,191.81
    Pool Balance as of the Current Accounting Date                                                                201,813,277.38
    Age of Pool in Months                                                                                                     33

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        206,484,489.89
    Aggregate Note Balance as of Current Accounting Date                                                          199,795,144.61


b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             80                2,104,195.99         1.043%
    60-89 Days Delinquent             15                 418,693.65          0.207%
    90-119 Days Delinquent             9                 660,425.78          0.327%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           11                 853,708.03          0.423%
    Cumulative Defaults               246               9,464,172.17         4.690%

    Current Month Realized Losses                                                                                     742,338.07
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.198%
    Preceding Realized Losses                                                                                         219,494.27
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.059%
    Second Preceding Realized Losses                                                                                  325,426.84
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.087%
    Cumulative Realized Losses                                                                                      8,673,257.92
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.316%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
                                                                                                                      0.53884262
                                                                                                                      0.53345423

a)                                                                                                                          0.00
                                                                                                                            0.00
b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                          56,747.37
    Class A-4                                                                                                         479,952.67
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              10,590,489.89          6,689,345.28      3,901,144.61
    Class A-4                                                              86,608,000.00                  0.00     86,608,000.00
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00

c)                                                                                                                     67,569.15
                                                                                                                     -310,077.01
VIIIPOOL STATISTICS
                                                                                                                           8.88%
                                                                                                                             143

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        7,857,614.81
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 7,858,323.14

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00



EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               10-Apr-02
Determination Date:            12-Apr-02
Monthly Payment Date:          15-Apr-02
Collection Period Ending:      31-Mar-02

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                                 16,581,348.16
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                            0.00
    Current Monthly Interest Shortfall/Excess                                                                           165,303.50
    Recoup of Collection Expenses                                                                                        -2,785.00
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     16,743,866.66

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      3,692,629.19
    Amount of Interest Payments Received During the Collection Period                                                 3,527,325.69
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            165,303.50

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 1,330,603.11
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   2,025.48
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             1,330,603.11
    Total Ending Reserve Balance                                                                                      1,332,628.59



IV. COLLECTIONS ON RECEIVABLES

a)                                                                                                                    3,527,325.69
    Interest Payments Received                                                                                        2,954,648.43
    Scheduled Principal Payments Received                                                                            10,099,374.04
    Principal Prepayments Received                                                                                   16,581,348.16
    Total Interest and Principal Payments Received

b)                                                                                                                            0.00
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                           0.00
    minus  Reasonable Expenses                                                                                                0.00
    Net Liquidation Proceeds                                                                                                  0.00
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal

c)                                                                                                                            0.00
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal
                                                                                                                     16,581,348.16
V.  CALCULATION OF SERVICING AND TRUSTEE FEES
                                                                                                                    485,677,115.79
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        303,548.20
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                    485,677,115.79
    Pool Balance as of the Current Accounting Date                                                                  472,420,562.86
    Age of Pool in Months                                                                                                        5

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          492,260,764.46
    Aggregate Note Balance as of Current Accounting Date                                                            477,750,495.55


b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             61                2,716,162.53         0.575%
    60-89 Days Delinquent             16                 513,244.93          0.109%
    90-119 Days Delinquent            14                1,026,712.52         0.217%
    120+ Days Delinquent               0                    0.00             0.000%
    Defaults for Current Period       12                 202,530.46          0.043%
    Cumulative Defaults               20                 314,393.54          0.067%
    Current Month Realized Losses                                                                                       202,530.46
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.038%
    Preceding Realized Losses                                                                                            86,727.98
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.016%
    Second Preceding Realized Losses                                                                                          0.00
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.000%
    Cumulative Realized Losses                                                                                          289,258.44
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.055%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
                                                                                                                        0.89225648
                                                                                                                        0.88032153

a)                                                                                                                      303,548.20
                                                                                                                              0.00
b)
    Class A-1                                                                                                           325,617.80
    Class A-2                                                                                                           182,250.00
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                             138,560,764.46            14,510,268.91   124,050,495.55
    Class A-2                                                              54,000,000.00                     0.00    54,000,000.00
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00

c)                                                                                                                            0.00

VIIIPOOL STATISTICS

                                                                                                                             9.10%
                                                                                                                               172

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              16,743,866.66

TOTAL WIRE TO HSBC                                                                                                   16,743,866.66

Amount Due To Servicer                                                                                                        0.00
